EX-99.906

                                 CERTIFICATIONS



I, Peter E. Sundman, Chief Executive Officer of Neuberger Berman Advisers Management Trust (the "Trust"), certify, pursuant to 18 U.S.C. Section 1350 ("Section 1350") enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


1. The Form N-CSR of the Trust (the "Report") for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: August 26, 2005

                                                 /s/ Peter E. Sundman
                                                 -------------------------------
                                                 Peter E. Sundman
                                                 Chief Executive Officer


A signed original of this written statement required by Section 1350, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 1350, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.

This  certification  is being  furnished to the  Commission  solely  pursuant to
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

I, John M. McGovern, Treasurer of Neuberger Berman Advisers Management Trust (the "Trust"), certify, pursuant to 18 U.S.C. Section 1350 ("Section 1350") enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


1. The Form N-CSR of the Trust (the "Report") for the period ended June 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Dated: August 26, 2005

                                                 /s/ John  M. McGovern
                                                 -------------------------------
                                                 John M. McGovern
                                                 Treasurer


A signed original of this written statement required by Section 1350, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 1350, has been provided to the Trust and will be retained by the Trust and furnished to the Securities and Exchange Commission or its staff upon request.


This  certification  is being  furnished to the  Commission  solely  pursuant to
Section 1350 and is not being filed as part of the Form N-CSR with the Commission.